UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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SusGlobal Energy Corp.
(Name of Registrant as Specified in Its Charter)

_______________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SusGlobal Energy Corp.

200 Davenport Road Toronto, Ontario Canada M5R 1J2
Telephone: 416.223.8500
Facsimile: 416.223.8507

April 11, 2019

Dear Shareholders:

You are cordially invited to join us for our 2019 annual meeting of shareholders, which will be held on Thursday, May 30, 2019, at 11:00 a.m., EDT, at 80 Richmond Street West, Suite 501, Toronto, Ontario, Canada M5H 2A4. Holders of record of our common stock as of April 12, 2019 are entitled to notice of and to vote at the 2019 annual meeting.

The Notice of Annual Meeting of Shareholders and the proxy statement describe the business to be conducted at the meeting. We also will report at the meeting on matters of current interest to our shareholders.

We hope you will be able to attend the meeting. However, even if you plan to attend in person, please vote your shares promptly to ensure that they are represented at the meeting. You may submit your proxy vote by telephone or internet as described in the following materials or by completing and signing the enclosed proxy card and returning it in the envelope provided. If you decide to attend the meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, you will need proof of ownership to be admitted to the meeting, as described under "How can I attend the meeting?" on page 8 of the proxy statement.

We look forward to seeing you at the annual meeting.

Sincerely,

Marc M. Hazout
Executive Chairman and President

SusGlobal Energy Corp.

200 Davenport Road Toronto, Canada M5R 1J2
Telephone: 416.223.8500
Facsimile: 416.223.8507

April 11, 2019

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date and Time:	Thursday, May 30, 2019, at 11:00 a.m. EST

80 Richmond Street West, Suite 501
Place:	Toronto, Ontario, Canada, M5H 2A4
Telephone 416-364-9509

Items of Business:	1.	The election of all seven directors, each for a one-year term.

	2.	The selection of SF Partnership, LLP as our independent auditor for the fiscal year ending December 31, 2019.

	3.	A non-binding, advisory vote on the compensation of our proxy officers.

	4.	Frequency of the non-binding, advisory vote on the compensation of our proxy officers.

	5.	Any other business that may properly be considered at the meeting or any adjournment of the meeting.

Record Date:	You may vote at the meeting if you were a shareholder of record at the close of business on Friday, April 12, 2019.

Voting by Proxy:

If you cannot attend the annual meeting in person, you may vote your shares by telephone or internet by no later than 10:00 p.m. Eastern time on Wednesday, May 29, 2019 (as directed on the enclosed proxy card), or by completing, signing and promptly returning the enclosed proxy card by mail. We encourage you to vote by telephone or internet in order to reduce our mailing and handling expenses. If you choose to submit your proxy by mail, we have enclosed an envelope for your use, which is prepaid if mailed in the United States.

You may revoke your proxy and change your vote at any time before your proxy is voted at the annual meeting. If you are a shareholder of record, you may revoke your proxy and change your vote by submitting a later-dated proxy by telephone, internet or mail, or by voting in person at the meeting. Attending the meeting will not revoke your proxy unless you specifically request to revoke it.

By Order of the Board of Directors

Marc M. Hazout
Executive Chairman and President

PROXY STATEMENT
TABLE OF CONTENTS

Page

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING	5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	10

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	10

PROPOSAL 1-ELECTION OF DIRECTORS	11
Director nominees
Corporate governance	14
Executive compensation	17
Certain relationships and related transactions	21
Audit committee report and fees rendered by auditor	20

PROPOSAL 2-RATIFICATION OF SELECTION OF AUDITOR	23

PROPOSAL 3- "SAY ON PAY" ADVISORY VOTE	24

PROPOSAL 4- FREQUENCY OF "SAY ON PAY" ADVISORY VOTE	25

PROXY STATEMENT
2019 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 30, 2019

The Board of Directors of SusGlobal Energy Corp. is soliciting proxies for use at the annual meeting of shareholders to be held on May 30, 2019, and at any adjournment of the meeting. This proxy statement and the enclosed proxy card are first being mailed or given to shareholders on or about April 15, 2019.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the meeting?

At our annual meeting, shareholders will act upon the matters outlined in the Notice of Annual Meeting of Shareholders. These matters include the election of directors, ratification of the selection of our independent auditor, and consideration of additional Board proposal. Also, management will, once the business of the annual meeting is concluded, respond to questions from shareholders.

Who is entitled to vote at the meeting?

The Board has set April 12, 2019, as the record date for the annual meeting. If you were a shareholder of record at the close of business on April 12, 2019, you are entitled to vote at the meeting.

As of April 11, 2019, 42,484,531 shares of our common stock were issued and outstanding. We do not anticipate issuing further shares prior to April 12th (the record date) and, therefore, 42,484,531 shares will be eligible to vote at the meeting.

What are my voting rights?

Holders of our common stock are entitled to one vote per share. Therefore, a total of 42,484,531 votes are entitled to be cast at the meeting. There is no cumulative voting.

How many shares must be present to hold the meeting?

In accordance with our bylaws, shares equal to a majority of the voting power of our outstanding shares of the Company's common stock as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares are counted as present at the meeting if:

•	you are present and vote in person at the meeting; or

•	you have properly submitted a proxy by mail.

How do I vote my shares?

If you are a shareholder of record as of the record date, you can give a proxy to be voted at the meeting in any of the following ways:

•	over the telephone by calling a toll-free number;

•	electronically, using the internet; or

•	by completing, signing and mailing the enclosed proxy card.

The telephone and internet voting procedures have been set up for your convenience. We encourage you to save corporate expense by submitting your vote by telephone or internet. The procedures have been designed to authenticate your identity, to allow you to give voting instructions, and to confirm that those instructions have been recorded properly. If you are a shareholder of record and you would like to submit your proxy by telephone or internet, please refer to the specific instructions provided on the enclosed proxy card. If you wish to submit your proxy by mail, please return your signed proxy card to us before the annual meeting.

If you hold your shares in "street name," you must vote your shares in the manner prescribed by your broker or other nominee. Your broker or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares, and telephone and internet voting is also encouraged for shareholders who hold their shares in street name.

What is a proxy?

It is your designation of another person to vote stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. We refer to this as your "proxy vote." Two executive officers, Marc Hazout and Gerald Hamaliuk, have been designated by the Board as the proxies for our 2019 annual meeting of shareholders. As such, Messrs. Hazout and Hamaliuk will vote on your behalf if you grant us your proxy.

What is a proxy statement?

It is a document that we are required to give you, in accordance with regulations of the Securities and Exchange Commission, when we ask you to designate proxies to vote your shares of our common stock at a meeting of our shareholders. The proxy statement includes information regarding the matters to be acted upon at the meeting and certain other information required by regulations of the Securities and Exchange Commission.

What is the difference between a shareholder of record and a "street name" holder?

If your shares are registered directly in your name, you are considered the shareholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the shareholder of record with respect to those shares. However, you still are considered the beneficial owner of those shares, and your shares are said to be held in "street name." Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the voting instruction card provided by it.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card you receive.

Can I vote my shares in person at the meeting?

If you are a shareholder of record, you may vote your shares in person at the meeting by completing a ballot at the meeting. Even if you currently plan to attend the meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

If you are a street name holder, you may vote your shares in person at the meeting only if you obtain a signed letter or other document from your broker, bank, trust or other nominee giving you the right to vote the shares at the meeting.

What vote is required for the election of directors or for a proposal to be approved?

Election of each director requires that the number of shares voted "FOR" a director nominee must exceed the number of votes cast "AGAINST" that nominee. The affirmative vote of a majority of the voting power of our common stock present and entitled to vote on the matter is required for the ratification of the selection of our independent auditor, the proposal for the advisory (non-binding) vote approving executive consideration and the proposal to conduct an advisory vote on the frequency of advisory votes on executive compensation.

How are votes counted?

You may vote "FOR," "AGAINST" or "ABSTAIN" for each nominee for the Board of Directors and Proposals 2 and 3. You may vote "1 YEAR," "TWO YEARS," or "THREE YEARS" on Proposal 4.

The Company does not utilize "cumulative" voting.

If you submit your proxy but abstain from voting on one or more matters, your shares will be counted as present at the meeting for the purpose of determining a quorum. Shares not present at the meeting and shares voting "ABSTAIN" have no effect on the election of directors and proposals 2 and 3. If you abstain from voting on the proposal ratifying the selection of our independent auditor or on the Board proposal, your abstention has the same effect as a vote against that proposal.

If your shares are held in "street name" and you want to vote your shares in person at the Meeting, you must provide evidence at the Meeting of your stock holdings as of the Record Date, such as a recent brokerage account or bank statement. You must also provide a legal proxy issued by your broker or nominee authorizing you to vote your shares, along with a statement from the broker or nominee confirming that the shares have not yet been voted. In addition, you must present photo identification, such as a driver's license.

Additionally, if you hold your shares in street name and do not provide voting instructions to your broker or other nominee, your shares will be considered to be "broker non-votes" and will not be voted on any proposal on which your broker or other nominee does not have discretionary authority. Shares that constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum, but will not be considered entitled to vote on the proposal in question.

Brokers holding shares of record for customers generally are not entitled to vote on "non-routine" matters, unless they receive voting instructions from their customers. As used herein, "uninstructed shares" means shares held by a broker who has not received voting instructions from its customers on a proposal. The proposed ratification of SF Partnership, LLP as the Company's independent auditor for the fiscal year ending December 31, 2019 is considered a "routine" matter. Accordingly, brokers are entitled to vote uninstructed shares with respect to this proposal. Your broker or other nominee may not vote on (i) the Board proposal, (ii) the advisory vote for executive compensation or (iii) the advisory vote on the frequency of future advisory votes on executive compensation without instructions from you.

Who will count the vote?

Representatives of Issuer Direct Corporation, our tabulation agent, will tabulate the votes and a Representative of Heritage U.S. Transfer Corp., our transfer agent will act as independent inspector of election.

How does the Board recommend that I vote?

You will vote on the following management proposals:

•	Election of seven directors: Marc Hazout, Gerald Hamaliuk, Gordon Miller, Ryan Duffy, Vincent Ramoutar, Laurence Zeifman, Andrea Calla.

•	Ratification of the selection of SF Partnership, LLP as our independent auditor for the fiscal year ending December 31, 2019.

•	The advisory (non-binding) vote approving executive compensation.

•	One, Two, or Three years as the frequency of advisory votes on executive compensation.

The Board of Directors recommends that you vote FOR the election of each of the nominees to the Board of Directors, FOR the ratification of SF Partnership, LLP as our independent auditor for the fiscal year ending December 31, 2019, FOR the advisory (non-binding) vote approving executive compensation and FOR the proposal designating three years as the frequency of advisory votes on executive compensation.

What if I do not specify how I want my shares voted?

If you submit a signed proxy and do not specify how you want to vote your shares, we will vote your shares:

•	FOR the election of all of the nominees for director;

•	FOR the ratification of the selection of SF Partnership, LLP as our independent auditor for the fiscal year ending December 31, 2019;

•	FOR the Advisory (non-binding) vote approving executive compensation.

•	THREE YEARS on the proposal concerning the frequency of advisory votes on executive compensation.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before your proxy is voted at the annual meeting. If you are a shareholder of record, you may revoke your proxy and change your vote by submitting a later-dated proxy by mail, or by voting in person at the meeting. Attending the meeting will not revoke your proxy unless you specifically request to revoke it. To request an additional proxy card, or if you have any questions about the annual meeting or how to vote or revoke your proxy, you should write to Corporate Secretary, SusGlobal Energy Corp., 200 Davenport Road; Toronto, Ontario, Canada, M5R 1J2 or call (416) 223-8500.

How can I attend the meeting?

You may be asked to present valid picture identification, such as a driver's license or passport, before being admitted to the meeting. If you hold your shares in street name, you also will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from your broker or other nominee are examples of proof of ownership.

Please let us know whether you plan to attend the meeting by marking the attendance box on the proxy card.

You may also send an e-mail to info@susglobalenergy.com with your first and last name and telephone number with your notice that you would like to attend the meeting.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks or other nominees for forwarding proxy materials to street name holders.

We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone, facsimile or personally. These individuals will receive no additional compensation for their services other than their regular salaries.

What are the deadlines for submitting shareholder proposals for the 2019 annual meeting?

In order for a shareholder proposal to be considered for inclusion in our proxy statement for the 2019 annual meeting, the written proposal must be received at our principal executive offices at SusGlobal Energy Corp., 200 Davenport Road, Toronto, Ontario, Canada, M5R 1J2, Attention: Corporate Secretary. The proposal must comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

Our bylaws provide that a shareholder may nominate a director for election at the annual meeting or may present from the floor a proposal that is not included in the proxy statement if proper written notice is received by the Company. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than 45 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 55 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made. For the 2019 annual meeting, notices of director nominations and shareholder proposals to be made from the floor must be received on or before April 25, 2019. The notice must contain the specific information required by our bylaws. You may request a copy of our bylaws by contacting our Corporate Secretary, SusGlobal Energy Corp., 200 Davenport Road, Toronto, Ontario, Canada, M5R 1J2, telephone: (416) 223-8500. Shareholder proposals and director nominations for which notice is received by us after April 25, 2019, may not be presented in any manner at the 2019 annual meeting.

At the request of the board of directors, any person nominated by the board of directors for election as a director shall furnish to the Secretary that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

How can I communicate with SusGlobal Energy's Board of Directors?

You or any other interested party may communicate with our Board of Directors by sending a letter addressed to our Board of Directors, non-management directors, Chairman of the Board or specified individual directors to:

SusGlobal Energy Corp.
200 Davenport Road
Toronto, Ontario, Canada, M5R 1J2

Any such letters will be delivered to an independent director or a specified director if so addressed. Letters relating to accounting matters will also be delivered to our Chief Financial Officer or Corporate Controller for handling in accordance with the Board's policy on investigation of complaints relating to accounting matters.

How can I elect to access proxy statements and annual reports electronically instead of receiving paper copies through the mail?

You can request electronic delivery if you are a shareholder of record or if you hold your shares in street name. In fact, we encourage you to request electronic delivery of these documents if you are comfortable with the electronic format because it saves us the expense of printing and mailing the materials to you and helps preserve environmental resources. You can choose this option by:

•	following the instructions provided on your proxy card or voter instruction form;

•	following the instructions provided when you vote over the internet; or

•	going to http://iproxydirect.com/snrg and following the instructions provided.

If you choose to view future proxy statements and annual reports over the internet, you will receive an e-mail message next year containing a link to the internet website where you can access our proxy statement and annual report. The e-mail also will include instructions for voting over the internet. You may revoke this request at any time by following the instructions at http://iproxydirect.com/snrg.

Your election to view proxy materials online is permanent unless you revoke it later.

Do you have plans to implement the new rules that allow companies to direct their shareholders to an on-line copy of the proxy materials, rather than sending them paper copies?

New rules now allow companies to choose to mail their shareholders a notice that their proxy materials can be accessed over the internet, instead of sending a paper copy of the proxy statement and annual report. Shareholders of companies who choose this delivery method can always request delivery of a paper copy of the proxy materials. We have decided not to adopt this new delivery method for this year's annual meeting materials. We are considering carefully how to realize the cost savings opportunity and environmental benefits of avoiding the printing and mailing of these documents to shareholders who do not request paper copies, while still maintaining a meaningful and convenient proxy process for our shareholders.

Important Notice Regarding the Availability of Proxy Materials for
the Shareholder Meeting to be Held on May 30, 2019:

Our proxy statement is available at www.susglobalenergy.com

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the amount of our common stock beneficially owned as of April 5, 2019 by (i) each person or group as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), believed by us to beneficially own more than 5% of our common stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all of our directors and executive officers as a group. Except as otherwise noted, each person named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Common Stock Outstanding (2)
Marc Hazout	9,900,000	23.30
Ike Makrimichalos	500,000	1.18
Gerald Hamaliuk	5,311,500	12.50
Vincent Ramoutar	2,020,000	4.76
Gordon Miller	40,000	0.09
Laurence Zeifman	40,000	0.09
Ryan Duffy	327,261	0.77
Andrea Calla	20,000	0.05

All officers and directors as a group (8 persons)	18,158,761	42.74%

(1)    The address for our officers and directors is c/o of the Company at 200 Davenport Road, Toronto, Ontario, Canada M5R 1J2.

(2)    Percentage based on 42,484,531 shares of common stock issued and outstanding at April 11, 2019.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

As of December 31, 2018, and through February 3, 2019, we did not have a class of securities registered under the Exchange Act and therefore our directors, executive officers, and any persons holding more than ten percent of our Common Stock were not required to comply with Section 16 of the Exchange Act. Such persons became obligated to comply with such rules upon the February 4, 2019 filing of our Form 8-A12G registering our class of Common Stock.

PROPOSAL 1

ELECTION OF DIRECTORS

At this annual Meeting seven persons, comprising the entire membership of the Board of Directors, are to be elected. The Board is currently composed of seven directors, Marc Hazout, Gerald Hamaliuk, Gordon Miller, Ryan Duffy, Vincent Ramoutar, Laurence Zeifman and Andrea Calla. The majority of the Board are independent, Mr. Hazout and Mr. Hamaliuk are not independent.

Mr. Hazout and Mr. Hamaliuk are not independent based on their employment as executive officers of the Corporation. The Board has one class of members elected to serve one-year terms.

CANDIDATES FOR DIRECTOR

Marc M. Hazout, age 54, Founder Director, Executive Chairman and President.

Mr. Hazout has served as Executive Chairman and President of SusGlobal Energy since it was founded in 2014. Since 2005, Mr. Hazout has also served as the Chief Executive Officer, President, principal financial and accounting officer and a director of Silver Dragon Resources Inc., a company whose common stock is quoted on the OTC marketplace and is engaged in the acquisition and exploration of silver and other mineral properties. Mr. Hazout has over 20 years of experience in public markets, finance and business operations. Over the past several years, Mr. Hazout has been involved in acquiring, restructuring and providing management services as both a director and an officer to several publicly traded companies. In 1998, Mr. Hazout founded and has been President and CEO of Travellers International Inc. ("Travellers"), a private equity firm headquartered in Toronto. Travellers has focused on building relationships in China with the objective of participating in that country's growth opportunities. Mr. Hazout attended York University in Toronto studying International Relations and Economics. Mr. Hazout speaks English, French and Hebrew.

The determination was made that Mr. Hazout should serve on our Board of Directors because he possesses significant experience in securities and capital markets.

Gerald P. Hamaliuk, age 72, Founder Director, Chief Executive Officer

Mr. Hamaliuk has served as Chief Executive Officer and as a member of the board of directors of the Company since it was founded in 2014. Since 2001, Mr. Hamaliuk has served as the president of Landfill Gas Canada Ltd., Oakville (Canada), Shenzhen (China), Kuala Lumpur (Malaysia), a company that utilizes Canadian biogas technology to develop renewable energy projects that reduce greenhouse gas emissions in developing countries in Asia. From 1997 to 2001, Mr. Hamaliuk was a vice-president industrial division/business development Engineer at Kilborn Engineering Inc. and SNCLavalin after SNC acquired Kilborn in 1997.

The determination was made that Mr. Hamaliuk should serve on our Board of Directors because of his extensive experience in the services the Company intends to offer.

Gordon E. Miller, age 66, Director

Mr. Miller has held several senior management positions with the Ontario Ministry of the Environment and was the Environmental Commissioner of Ontario from 2000 to 2015. Mr. Miller was also a Professor at Sir Sandford Fleming College, Frost Campus, Lindsay, Ontario from 1986-1989 where SusGlobal Energy in partnership with the College recently was awarded an application under the AWT Program for academic research. Mr. Miller graduated with honors from the University of Guelph in Guelph, Ontario, with a Hon. B.Sc. in Biology and a M.Sc. in Plant Ecology. Mr. Miller has been recognized for his many publications as well as his many scientific and technical presentations.

The determination was made that Mr. Miller should serve on our Board of Directors because of his strong scientific and technical experience which will be extremely valuable as the Company continues to grow.

Ryan Duffy, age 46, Director

Mr. Duffy is the President and CEO of Blackstone Energy Services Inc. a Canadian firm that manages energy portfolios for a diverse range of companies across North America and the Caribbean. Blackstone is a leading provider of integrated custom energy management solutions that help large energy users manage their energy budget at risk, achieve efficiency improvements, implement renewable generation, and carbon offsetting. Prior to Blackstone Mr. Duffy worked with a number of Fortune 500 companies, including several in the energy space. Mr. Duffy is very active within the energy committee on Trans Canada's-Tolls Task Force, Union Gas'- Marketer Council, the IESO's - Information Technology Standing Committee, the Energy Services Association of Canada and the Canadian Manufactures and Exporters-Energy Committee. In addition, he is a member of the Canadian Healthcare Energy Society, the Association of Power Producers of Ontario, the Ontario Energy Association, SWITCH Ontario, and was a former board member of Rethink Sustainability Initiative. For his community involvement and corporate successes, Mr. Duffy was recently awarded the Ontario Sustainable Energy Association's SMARTpreneur of the Year Award.

The determination was made that Mr. Duffy should serve on our Board of Directors due to his extensive technical and business experience which will be extremely valuable as the Company continues to grow.

Vincent Ramoutar, age 56, Director

Mr. Ramoutar is a seasoned executive and an inventor who has gained exposure in several high-tech businesses in an entrepreneurial startup environment. Having co-founded or worked in six startup companies. Vincent's specialties include raising capital for startups, corporate strategy, marketing, and business development. Mr. Ramoutar has been involved in several energy and resources companies as an adviser since 2007 and has provided management services and partnerships in the European public markets with focus on raising capital and growth opportunities. Mr. Ramoutar obtained a Bachelor of Science degree in computer science from New York Institute of Technology (magna cum laude), New York.

The determination was made that Mr. Ramoutar should serve on our Board of Directors because he possesses significant experience in securities and capital markets and brings an extensive network of relationships in several technology markets.

Laurence W. Zeifman, age 57, Director

Mr. Zeifman is a partner of Zeifmans LLP, ranked Canada's eighteenth largest Chartered Professional Accounting ("CPA") firm with a total staff of over 100. For over twenty years, Mr. Zeifman served as managing partner, successfully steering its steady growth and emergence as a leading midsized firm and continues to serve on the firm's management committee.

As well, he has serviced the auditing, accounting and/or consulting needs of a clientele of medium-sized public and private companies, including those in the financial services and health care sectors, being instrumental in the growth of his clients, and assisting them in managing their growth. Mr. Zeifman has also played a key role in Zeifmans' quality control regime, maintaining compliance with the rules of professional conduct of CPA Ontario (formerly the Institute of Chartered Accountants of Ontario), and the professional standards of CPA Canada (formerly the Canadian Institute of Chartered Accountants). Mr. Zeifman is Zeifmans' contact partner to Nexia International, Chair of Nexia Canada and a member of Nexia International's Marketing and Business Development Committee. Nexia is an international network of accounting firms, and one of the ten largest accounting organizations in the world.

The determination was made that Mr. Zeifman should serve on our Board of Directors and serve as Chairman of the Audit Committee, due to his extensive technical and business experience which will be extremely valuable as the Company continues to grow.

Andrea Calla, age 66, Director

Mr. Calla is President and CEO of the Calla Group and is an accomplished professional with over 35 years of experience in business, more recently a senior executive for ten years with award winning The Tridel Group, Canada's largest community builder/developer. He was actively involved in all company Divisions and facets of the industry.

A highly entrepreneurial business strategist, raising capital, securing strategic and joint-venture partnerships from his extensive network of businesses locally and Internationally. Andréa has held key leadership and entrepreneurial roles driving innovative, practical and effective changes to improve quality of life through various company start-ups across diverse industries.

The determination was made that Mr. Calla should serve on our Board of Directors due to his extensive technical and business experience which will be extremely valuable as the Company continues to grow.

Each of the nominees has agreed to serve as a director if elected. If, for any reason, any nominee becomes unable to serve before the election, the persons named as proxies will vote your shares for a substitute nominee selected by the Board of Directors.

The election of each nominee requires that the number of votes cast "FOR" the nominee's election exceed the votes cast "AGAINST" that nominee's election.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE SEVEN NOMINATED
DIRECTORS. PROXIES WILL BE VOTED FOR THE ELECTION OF THE SEVEN COMPANY NOMINEES
UNLESS OTHERWISE SPECIFIED.

CORPORATE GOVERNANCE

Our Board of Directors and management are dedicated to exemplary corporate governance. Good corporate governance is vital to the continued success of SusGlobal Energy Corp. Our Board of Directors has adopted the SusGlobal Energy Corp. Code of Business Conduct and Ethics to provide a corporate governance framework for our directors and management to effectively pursue SusGlobal Energy Corp.'s objectives for the benefit of our shareholders. The Board annually reviews and updates these guidelines and the charters of the Board committees in response to evolving "best practices" and the results of annual Board and committee evaluations. Our Code of Business Conduct and Ethics can be found at www.susglobalenergy.com by clicking on Investors and then Corporate Governance. Shareholders may request a free printed copy of our Code of Business Conduct and Ethics from our investor relations department by contacting them at info@susglobalenergy.com or by calling (416) 223-8500.

Director Independence

Our Board of Directors has determined that five of our directors have no material relationship with SusGlobal Energy Corp. and are independent. Mr. Hazout is not independent because he is the Executive Chairman and President of SusGlobal Energy Corp. Mr. Hamaliuk is not independent because he is the Chief Executive Officer of SusGlobal Energy Corp.

Our Board has adopted certain standards to assist it in assessing the independence of each of our directors. Absent other material relationships with SusGlobal Energy Corp., a director of SusGlobal Energy Corp. who otherwise meets the independence qualifications of the NASDAQ listing standards may be deemed "independent" by the Board of Directors after consideration of all of the relationships between SusGlobal Energy Corp., or any of our subsidiaries, and the director, or any of his or her immediate family members (as defined in the NASDAQ listing standards), or any entity with which the director or any of his or her immediate family members is affiliated by reason of being a partner, officer or a significant shareholder thereof.

In assessing the independence of our directors, our full Board carefully considered all of the business relationships between SusGlobal Energy Corp. and our directors or their affiliated companies. This review was based primarily on responses of the directors to questions regarding employment, business, familial, compensation and other relationships with SusGlobal Energy Corp. and our management.

Director Qualifications and Selection Process

Director Qualification Standards. SusGlobal Energy Corp. will only consider as candidates for director individuals who possess the highest personal and professional ethics, integrity and values, and who are committed to representing the long-term interests of our shareholders. In evaluating candidates for nomination as a director of SusGlobal Energy Corp., the Governance Committee will also consider other criteria, including current or recent experience as a chief executive officer of a public company or as a leader of another major complex organization; business and financial expertise; geography; experience as a director of a public company; gender and ethnic diversity on the Board; independence; and general criteria such as ethical standards, independent thought, practical wisdom and mature judgment. In addition, directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serving on the Board for an extended period of time. One or more of our directors must possess the education or experience required to qualify as an audit committee financial expert.

Director Nominee Selection Process. The selection process for director candidates includes the following steps: (1) identification of director candidates by the Governance Committee based upon suggestions from current directors and executives and recommendations received from shareholders; (2) possible engagement of a director search firm to provide names and biographies of director candidates for the Governance Committee's consideration; (3) interviews of candidates by the Governance Committee members; (4) reports to the Board by the Governance Committee on the selection process; (5) recommendations by the Governance Committee; and (6) formal nomination by the Board for inclusion in the slate of directors at the annual meeting. Director candidates recommended by shareholders are given the same consideration as candidates suggested by directors and executive officers. A shareholder seeking to recommend a prospective candidate for the Governance Committee's consideration should submit the candidate's name and sufficient written information about the candidate to permit a determination by the Governance Committee whether the candidate meets the director selection criteria set forth in our Nominating and Corporate Governance Committee Charter to the Corporate Secretary of SusGlobal Energy Corp. at the address listed in the Shareholder Q&A section of this proxy statement.

Majority Vote Standard for Election of Directors

Our Bylaws provide that in uncontested elections a nominee for director will be elected to the Board if the number of votes cast "FOR" the nominee's election exceeds the number of votes cast "AGAINST" that nominee's election. The vote standard for directors in a contested election is a plurality of the votes cast at the meeting.

Executive Sessions of the Board

Our non-employee directors meet in executive session at each regular meeting of the Board without the chief executive officer or any other member of management present, and the independent directors meet alone on an annual basis.

Director Policies

Policy Regarding Service on Other Boards. Our Board of Directors does not have a policy that restricts our directors from serving on the board of directors of other publicly traded companies unless the Board determines that such service will impair their service on the SusGlobal Energy Corp. Board or could represent a conflict of interest.

Policy Regarding Attendance at Annual Meetings. We encourage, but do not require, our Board members to attend the annual meeting of shareholders.

Family Relationships

There are no family relationships among our executive officers and directors.

Involvement in Certain Legal Proceedings

During the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:

•

the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•

subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

•	found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

•

the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•

the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self- regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Director Meeting and Attendance

During 2018, our board held four meetings, and also took certain actions by unanimous written consent. No board member attended fewer than 75% of the total board meetings or of meetings held by all committees on which he served during 2018.

Code of Conduct and Ethics

Our Audit Committee has adopted and approved a Code of Conduct and Ethics (the "Code") to apply to all of our directors, officers and employees. The Code, which was ratified by the Board of Directors, is intended to promote ethical conduct and compliance with laws and regulations, to provide guidance with respect to the handling of ethical issues, to implement mechanisms to report unethical conduct, to foster a culture of honesty and accountability, to deter wrongdoing and to ensure fair and accurate financial reporting.

Committees of the Board of Directors

Audit Committee

The Audit Committee makes decisions regarding our audit, the appointment of auditors, and the inclusion of financial statements in our periodic reports.

The Audit Committee consists of Messrs. Zeifman, Duffy, and Ramoutar with Mr. Zeifman serving as Chairman. The Audit Committee is governed by a charter. During the fiscal year ended December 31, 2018, the Audit Committee held four meetings. All incumbent directors serving on the Audit Committee attended, either in person or via telephone, at least 75% of all meetings of the Audit Committee that were held in the fiscal year ended December 31, 2018 during the period in which they served on the committee.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee assists the Board in fulfilling its responsibilities regarding the oversight of the composition of the Board and other corporate governance matters.

The Corporate Governance and Nominating Committee consists of Messrs. Miller, Zeifman, and Duffy with Mr. Miller serving as Chairman. The Corporate Governance and Nominating Committee is governed by a charter. During the fiscal year ended December 31, 2018, the Corporate Governance and Nominating Committee held 2 meetings. All incumbent directors serving on the Corporate Governance and Nominating Committee attended, either in person or via telephone, at least 75% of all meetings of the Corporate Governance and Nominating Committee that were held in the fiscal year ended December 31, 2018 during the period in which they served on the committee.

Compensation Committee

The Compensation Committee was created to assist the Board of Directors in the discharge of its responsibilities with respect to the compensation of our directors and officers.

The Compensation Committee is governed by a charter. The Compensation Committee reviews and recommends to the Board of Directors the corporate goals and objectives relevant to the compensation of, among others, the Chairman of the Board and Chief Executive Officer, evaluates such officers' performance in light of those goals and objectives, and recommend to the Board of Directors such officers' compensation level based on this evaluation. When it deems necessary, the Compensation Committee consults with executive officers to determine the amount of and the form of executive and director compensation. The Compensation Committee has full authority to hire independent compensation consultants and other professionals to assist in the design, formulation, analysis and implementation of compensation programs for our executive officers. The Compensation Committee did not engage compensation consultants during the fiscal year ended December 31, 2018.

The Compensation Committee consists of Messrs. Ramoutar, Miller and Calla with Mr. Ramoutar serving as Chairman. During the fiscal year ended December 31, 2018, the Compensation Committee held 8 meeting(s). All incumbent directors serving on the Compensation Committee attended, either in person or via telephone, at least 75% of all meetings of the Compensation Committee that were held in the fiscal year ended December 31, 2018 during the period in which they served on the committee.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

SusGlobal Energy Corp.'s compensation philosophy is to structure compensation awards to members of our executive management that directly align their personal interests with those of our shareholders. Our executive compensation program is intended to attract, motivate, reward and retain the management talent required to achieve our corporate objectives and increase shareholder value, while at the same time making the most efficient use of shareholder resources. This compensation philosophy puts a strong emphasis on pay for performance, and uses equity awards as a significant component in order to correlate the long-term growth of shareholder value with management's most significant compensation opportunities.

The three primary components of total direct compensation for our senior executives are:

•	base salary;
•	annual cash incentive bonus opportunity; and
•	restricted stock units

The relative weighting of the three components of compensation is designed to strongly reward long-term performance, by heavily emphasizing the proportion of long-term equity compensation.

Summary Compensation Table

The following table shows the cash and non-cash compensation for each of the last two fiscal years awarded to or earned by individuals who served as our Executive Chairman, Chief Executive Officer or Chief Financial Officer during fiscal year ended December 31, 2018:

Executive Compensation
Name and Principal position(s)	Year Ended December 31,	Salary ($)	Bonus ($)	Option Awards ($)	All Other Comp ($) (a)	Totals ($)
Marc M. Hazout
Executive Chairman & President	2017	46,206	-	-	-	46,206
	2018	138,978	-	-	2,000,000	2,138,978

Gerald P. Hamaliuk
Chief Executive Officer	2017	46,206	-	-	-	46,206
	2018	138,978	-	-	330,000	468,978

Ike Makrimichalos
Chief Financial Officer	2017	36,965	-	-	-	36,965
	2018	50,959	-	-	-	50,959

(a) - Other compensation consists of all other compensation not disclosed in another category (in USD) and includes compensation related to the vesting of restricted stock units computed in accordance with ASC Topic 718, Compensation-Stock Compensation.

Option Exercises and Stock Vested

The following table summarizes information with respect to stock option awards exercised and restricted stock and restricted stock unit awards vested during fiscal 2018 for each of the executive officers named in the Summary Compensation Table.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
	Number of Shares		Number of Shares
	Acquired on	Value Realized on	Acquired on	Value Realized on
	Exercise	Exercise	Vesting	Vesting
Name	(#)	($) USD	(#)	($)
Ike Makrimichalos	Nil	Nil	Nil	Nil
Gerald P. Hamaliuk	Nil	Nil	1,000,000	330,000
Marc M. Hazout	Nil	Nil	1,000,000	1,000,000

Long Term Incentive Plan (LTIP) Awards

The Corporation does not have any long-term incentive plans pursuant to which cash or non-cash compensation intended to serve as an incentive for performance (whereby performance is measured by reference to financial performance or the price of the Corporation's securities) was paid or distributed to any Named Executive Officers during the financial year ended December 31, 2018.

Option and Stock Appreciation Rights (SARs)

The Corporation currently does not have in place a stock option plan (the "Stock Option Plan") for the purpose of attracting and motivating directors, officers, employees and consultants of the Corporation. As of the record date of April 12, 2019 the Corporation has no options or warrants issued and outstanding.

Director Compensation

Name	Fees earned or paid in cash ($)	Stock| awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Marc Hazout	-	-	-	-	-	-	-
Gerald Hamaliuk	-	-	-	-	-	-	-
Vincent Ramoutar	-	13,000 (c)	-	-	-	-	13,000
Gordon Miller	-	13,000 (c)	-	-	-	-	13,000
Laurence Zeifman	3,088 (4,000 CAD) (a)	13,000 (c)(d)	-	-	-	-	16,088
Ryan Duffy	-	13,000 (c)	-	-	-	-	13,000
Andrea Calla	-	20,000 (b)	-	-	-	-	20,000

(a)	The fee is for services as Chairman of the audit committee and is incurred with Zeifmans LLP for whom the director is a partner.
(b)	The stock award is in the name of The Calla Group for whom the director is an employee.
(c)	The stock award was unpaid at December 31, 2018.
(d)	The stock award is in the name of Zeifmans LLP for whom the director is a partner.

            We have adopted a code of ethics that applies to our Chief Executive Officer, President, and Chief Financial Officer, as well as other officers, directors and employees of the Company. The code of ethics, entitled "Code of Conduct," is posted on our website at www.susglobalenergy.com under the section "Corporate Governance" within the "Investor Relations" tab.

Defined Benefit or Actuarial Plan

The Corporation does not have a defined benefit or actuarial plan.

The Audit Committee Charter and Compensation Committee Charter are available on our Company website at www.susglobalenergy.com.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the "Audit Report") does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing we make under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this Audit Report by reference therein.

Role of the Audit Committee

The Audit Committee was established by the Board of Directors in accordance with Section 3(a)(58)(A) of Exchange Act to oversee the Company's corporate accounting and financial reporting processes and audits of its financial statements. We have established an Audit Committee Charter that deals with the establishment of the Audit Committee and sets out its duties and responsibilities. The Audit Committee reviews and reassesses the adequacy of the Audit Committee Charter on an annual basis.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee's charter.

With respect to our independent auditors, the Audit Committee, among other things, discussed with SF Partnership, LLP matters relating to its independence, including the disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

This report has been furnished by the Audit Committee of the Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review of Related Person Transactions

SusGlobal Energy Corp. has written procedures for reviewing transactions between SusGlobal Energy Corp. and its directors and executive officers, their immediate family members and entities with which they have a position or relationship. These procedures are intended to determine whether any such related person transaction impairs the independence of a director or presents a conflict of interest on the part of a director or executive officer.

Related Party Transactions

During the fiscal year ended December 31, 2018, the Company incurred $138,978 ($180,000 CAD) (2017-$46,206; $60,000 CAD) in management fees expense with Travellers International Inc. ("Travellers"), an Ontario company controlled by a director and president of the Company (the "President"); $138,978 ($180,000 CAD) (2017-$46,206; $60,000 CAD) in management fees expense with Landfill Gas Canada Ltd. ("LFGC"), an Ontario company controlled by a director and chief executive officer of the Company (the "CEO"); $50,959 ($66,000 CAD) (2017-$36,965; $48,000 CAD) in management fees expense with the Company's chief financial officer (the "CFO"); and $9,265 ($12,000 CAD) (2017-$36,965; $48,000 CAD) in management fees expense with the Company's vice-president of corporate development (the "VPCD"). As of December 31, 2018, unpaid remuneration and unpaid expenses in the amount of $48,691 ($66,426 CAD) (2017-$111,426; $139,789 CAD) is included in accounts payable and $184,714 ($251,997 CAD) (2017-$102,935; $129,137 CAD) is included in accrued liabilities.

In addition, during the fiscal year ended December 31, 2018, the Company incurred interest expense of $14,094 ($18,254 CAD) (2017-$15,056; $19,550 CAD) on the outstanding loans from Travellers and $4,772 ($6,510 CAD) (2017-$nil; $nil CAD) on the outstanding loans from the directors. As of December 31, 2018, interest of $17,882 ($24,395 CAD) (December 31, 2017-$22,120; $27,750 CAD) on these loans is included in accrued liabilities.

During the fiscal year ended December 31, 2018, the Company incurred $66,068 ($85,569 CAD) (2017-$63,223; $82,097 CAD) in rent paid under a rental agreement to Haute Inc. ("Haute"), an Ontario company controlled by the President.

During the fiscal year ended December 31, 2018, the Company sold $15,515 ($20,095 CAD) of compost product to LFGC.

For those independent directors providing their services throughout the year, the Company accrued directors' compensation totaling $52,000, based on the issuance of 20,000 common stock of the Company in 2019 to each of the four directors. This compensation was priced based on the trading price of the shares at the close of business on March 28, 2019.

Effective January 1, 2017, new consulting agreements were finalized for the services of the President and the CEO. The Consulting Agreements are for a period of three years, commencing January 1, 2017. For each of President and the CEO, the monthly fees are as follows: $3,665 ($5,000 CAD) for 2017 and $10,995 ($15,000 CAD) for 2018 and 2019. In addition, the CEO was granted 3,000,000 RSUs on January 1, 2017. On January 1, 2018, 1,000,000 RSUs were exchanged into 1,000,000 shares of Common Stock of the Company. The RSUs for the remaining two installments are expected to vest annually on January 1, 2019 and 2020, upon meeting certain performance objectives. On May 17, 2018, the President's Consulting Agreement was amended by the Board to add the granting of 3,000,000 RSUs, on the same terms and conditions as those of the CEO. On this date, the President was issued 1,000,000 shares of Common Stock of the Company in exchange for 1,000,000 RSUs.

In addition, the Company also recognized management compensation expense of $1,330,000 (2017-$330,000) on the award to the CEO) on the awards to the President and the CEO, who met their performance objectives in 2018.

On April 11, 2018, three directors each loaned the Company $19,928 ($25,000 CAD) for working capital purposes (the "Director Loans"). The Director Loans bear interest at the rate of 12% per annum, are due on demand and unsecured. There are no written agreements evidencing the Director Loans. During the fiscal year of 2018, $5,026 ($6,510 CAD) of interest was charged on the Director Loans. As of December 31, 2018, $4,772 ($6,510 CAD) (December 31, 2017-$nil; $nil CAD) in interest is included in accrued liabilities and the Director Loans remain outstanding in the amount of $54,975 ($75,000 CAD).

On April 3, 2018, Travellers provided the Company with a new loan in the amount of $159,420 ($200,000 CAD). The loan is due on demand is unsecured and bears interest at the rate of 12% annually. On April 4, 2018, a portion of the funds provided by Travellers, were used to pay the Company's overdue monthly principal and interest instalments on the PACE corporate term loan which were due February 13 and March 13, 2018, in the amount of $110,777 ($151,128). At December 31, 2018, the outstanding balance with Travellers is $146,600 ($200,000 CAD) (2017-$15,942; $20,000 CAD). Details of this borrowing is also described in Note 12 to the Consolidated Financial Statements.

Indebtedness of Management

Throughout the fiscal year and at fiscal year-end, management was not indebted to the Company or any of its subsidiaries.

PROPOSAL 2

RATIFICATION OF SELECTION OF AUDITOR

The Audit Committee of the Board of Directors is directly responsible for the appointment, retention, compensation and oversight of the work of our independent certified public accounting firm. In making its determination regarding whether to appoint or retain a particular independent certified public accounting firm, the Audit Committee takes into account the views of management.

The Audit Committee has appointed SF Partnership, LLP ("SF"), an independent member of SF, as our independent certified public accounting firm for the fiscal year ending December 31, 2019. SF acted in such capacity since its appointment in October 2014. The Audit Committee has considered whether SF's provision of services other than audit services is compatible with maintaining independence as our independent certified public accounting firm and determined that such services are compatible. SF has no interest, financial or otherwise, in our Company.

Although ratification by stockholders is not a prerequisite to the ability of the Audit Committee to appoint SF as our independent certified public accounting firm, our Audit Committee has recommended that our Board of Directors solicit the vote of our stockholders to ratify the appointment of SF. Accordingly, stockholders are being requested to ratify the appointment of SF as our independent certified public accounting firm for the fiscal year ending December 31, 2019. If the stockholders do not ratify the appointment of SF, the appointment of the independent certified public accounting firm will be reconsidered by the Audit Committee. If the appointment of SF is ratified, the Audit Committee will continue to conduct an ongoing review of SF's scope of engagement, pricing and work quality, among other factors.

We do not currently expect a representative of SF to physically attend the Annual Meeting, however, it is anticipated that a SF representative will be available to participate in the Meeting via telephone or video conference with the opportunity to make a statement if the representative wishes to do so, and in order to respond to appropriate questions.

Audit and Non-Audit Fees

Our Audit Committee pre-approved all audit and non-audit services provided to us during the periods listed below. The Audit Committee has not, however, adopted any specific policies and procedures for the engagement of non-audit services. The Audit Committee approves discrete projects on a case-by-case basis that may have a material effect on our operations and also considers whether proposed services are compatible with the independence of the public accountants.

Aggregate fees for professional services rendered to us by SF for the fiscal years ended December 31, 2018 and 2017 are as follows:

	Fiscal Year
	2018	2017
Audit Fees (1)	$52,841	$26,954
Audit-Related Fees (2)	$48,777	$60,204
Tax	5,284	770
Total*	$106,902	$87,928

* All Amounts are in Canadian Dollars

(1)	Audit Fees consisted of audit work on annual financial statements.

(2)	Audit-related Fees consisted principally of reviews of quarterly financial statements and reviews of registration statements.

At the Meeting a vote will be taken on a proposal to ratify the appointment of SF as our independent certified public accountants for the fiscal year ending December 31, 2019.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE SELECTION OF SF PARTNERSHIP, LLP AS THE INDEPENDENT AUDITOR OF SUSGLOBAL ENERGY CORP.

PROPOSAL 3

NON-BINDING "SAY ON PAY" ADVISORY VOTE

"Say on Pay"

We are asking our shareowners to provide advisory approval of the compensation of our proxy officers, as we have described it in the "Executive Compensation" section of this proxy statement. While this vote is advisory, and not binding on our company, it will provide information to our Compensation Committee regarding investor sentiment about our executive compensation philosophy, policies and practices, which the Committee will be able to consider when determining executive compensation for the remainder of fiscal 2019 and beyond.

Your vote is requested. We believe that the information we've provided above and within the Executive Compensation section of this proxy statement demonstrates that our executive compensation program was designed appropriately and is working to ensure management's interests are aligned with our shareowners' interests to support long-term value creation.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADVISORY (NON-BINDING) VOTE APPROVING EXECUTIVE COMPENSATION

PROPOSAL 4

FREQUENCY OF NON-BINDING "SAY ON PAY" ADVISORY VOTE

Frequency

In addition to the advisory approval of our executive compensation program, we are also seeking a non-binding determination from our shareowners as to the frequency with which shareowners would have an opportunity to provide an advisory approval of our executive compensation program. We are providing shareowners the option of selecting a frequency of one, two or three years, or abstaining. For the reasons described below, we recommend that our shareowners select a frequency of three years, or a triennial vote.

Our executive compensation program is designed to support long-term value creation, and a triennial vote will allow shareowners to better judge our executive compensation program in relation to our long-term performance. A triennial vote will provide us with the time to thoughtfully respond to shareowners' sentiments and implement any necessary changes.

We carefully review changes to our program to maintain the consistency and credibility of the program which is important in motivating and retaining our employees. We therefore believe that a triennial vote is an appropriate frequency to provide our people and compensation committee sufficient time to thoughtfully consider shareowners' input and to implement any appropriate changes to our executive compensation program, in light of the timing that would be required to implement any decisions related to such changes.

We will continue to engage with our shareowners regarding our executive compensation program during the period between shareowner votes. Engagement with our shareowners is a key component of our corporate governance. We believe this outreach to shareowners, and our shareowners' ability to contact us at any time to express specific views on executive compensation, hold us accountable to shareowners and reduce the need for and value of more frequent advisory votes on executive compensation.

Your vote is requested. We therefore request that our shareowners select "Three Years" when voting on the frequency of advisory votes on executive compensation. Although the advisory vote is non-binding, our board will review the results of the vote and, consistent with our record of shareowner engagement, take them into account in making a determination concerning the frequency of advisory votes on executive compensation.

OUR BOARD OF DIRECTORS RECOMMENDS SHAREOWNERS SELECT THREE YEARS ON THE PROPOSAL RECOMMENDING THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

FORM 10-K

A copy of our Annual Report on Form 10-K, including financial statements for the fiscal year ended December 31, 2018, is on file with the SEC at www.sec.gov. Additional copies of our Annual Report on Form 10-K, are available to any shareholder who submits a request in writing to SusGlobal Energy Corp. Copies of any exhibits to the Form 10-K are also available upon written request and payment of a fee covering our reasonable expenses in furnishing the exhibits.

"HOUSEHOLDING" OF PROXY MATERIALS

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those shareholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for shareholders and cost savings for companies. Although we do not household for our registered shareholders, some brokers household SusGlobal Energy Corp. proxy materials and annual reports, delivering a single proxy statement and annual report to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. We will deliver promptly upon written or oral request a separate copy of our annual report and/or proxy statement to a shareholder at a shared address to which a single copy of either document was delivered. For copies of either or both documents, shareholders should write to SusGlobal Energy Corp., 200 Davenport Road, Toronto, Ontario, Canada, M5R 1J2, or call (416) 223-8500.

OTHER MATTERS

We do not know of any other matters that may be presented for consideration at the annual meeting. If any other business does properly come before the annual meeting, the persons named as proxies on the enclosed proxy card will vote as they deem in the best interests of SusGlobal Energy Corp.

Marc M. Hazout
Executive Chairman and President
Dated: April 11, 2019

LOCATION OF SUSGLOBAL ENERGY CORP. ANNUAL MEETING OF SHAREHOLDERS

Thursday, May 30, 2019 at 11:00 a.m. EST
80 Richmond Street West, Suite 501, Toronto, Ontario, Canada M5H 2A4

Telephone: 416-364-9509

Beneficial owners of common stock held in street name by a broker or bank will need proof of ownership to be admitted to the meeting. A recent brokerage statement, a letter from your broker or bank are examples of proof of ownership.

SusGlobal Energy Corp.

200 Davenport Road Toronto, Canada M5R 1J2
Telephone: 416.223.8500
Facsimile: 416.223.8507

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareholders to be held on May 30, 2019:

Our proxy statement and Annual Report are available at www.susglobalenergy.com.

SusGlobal Energy Corp.

200 Davenport Road Toronto, Canada M5R 1J2
Telephone: 416.223.8500
Facsimile: 416.223.8507

PROXY
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE 2019 ANNUAL MEETING OF SHAREHOLDERS
May 30, 2019

The undersigned having received the Notice of Annual Meeting of Shareholders and proxy statement, revoking any proxy previously given, hereby appoint(s) Marc M. Hazout and Gerald Hamaliuk, and either of them, as proxies to vote as directed all shares the undersigned is (are) entitled to vote at the SusGlobal Energy Corp. 2019 Annual Meeting of Shareholders and authorize(s) each to vote in his discretion upon other business as may properly come before the meeting or any adjournment or postponement thereof. If this signed proxy card contains no specific voting instructions, these shares will be voted "FOR" all nominees for director, "FOR" proposal 2, "FOR" proposal 3 and "THREE YEARS" on proposal 4 and in the discretion of the named proxies on all other matters.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE
AND RETURN IT IN THE ENCLOSED ENVELOPE.

Address Changes/Comments:

(If you noted and Address Changes/Comments above, please mark corresponding box on the reverse side.)

SusGlobal Energy Corp.

200 Davenport Road Toronto, Canada M5R 1J2
Telephone: 416.223.8500
Facsimile: 416.223.8507

SUSGLOBAL ENERGY CORP.
200 Davenport Road
Toronto, Ontario, Canada, M5R 1J2

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by SusGlobal Energy Corp. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or access shareholder communications electronically in future years.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Shareholder Services, Issuer Direct Corporation, 500 Perimeter Park DR Suite D, Morrisville NC 27560-9901

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	USBCP1 KEEP THIS PORTION FOR YOU
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. SUSGLOBAL ENERGY CORP.

The Board of Directors recommends a vote FOR all the listed nominees, the Approval of the Company's Independent Auditor, and the current Compensation plan. In addition, the Board also recommends a vote of THREE YEARS for the frequency of a Compensation Plan vote.

Vote on Directors				Vote on Proposals
	For	Against	Abstain		For	Against	Abstain

Marc Hazout	[ ]	[ ]	[ ]	Ratify SF Partnership, LLP. as auditors	[ ]	[ ]	[ ]

Gerald Hamaliuk	[ ]	[ ]	[ ]	Non-binding "say on pay" advisory vote	[ ]	[ ]	[ ]

Gordon Miller	[ ]	[ ]	[ ]		3 years	2 years	1 year

Ryan Duffy	[ ]	[ ]	[ ]	Frequency of "say on pay" vote	[ ]	[ ]	[ ]
Vincent Ramoutar	[ ]	[ ]	[ ]

Laurence Zeifman	[ ]	[ ]	[ ]
Andrea Calla	[ ]	[ ]	[ ]
For address changes and/or comments, please check this box and write them on the back where indicated. [ ]				Please indicate if you plan to attend this meeting: [ ] Yes [ ] No

Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date